UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 13, 2007

CHINDEX INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-24624	13-3097642
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4340 EAST WEST HIGHWAY, SUITE 1100, BETHESDA, MARYLAND	20814
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:  (301) 215−7777

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

[ ] Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

[ ] Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e−4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On November 7, 2007, Chindex International, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with Magenta Magic Limited, a wholly owned subsidiary of J.P. Morgan Chase & Co organized under the laws of the British Virgin Islands (the “Purchaser”), pursuant to which the Company agreed to issue and sell to the Purchaser $25 million aggregate principal amount of Tranche B Convertible Notes due 2017 (the "B Notes"), $15 million of Tranche C Convertible Notes due 2017 (the "C Notes") and 359,195 shares of common stock. The Company filed a Current Report on Form 8-K on November 7, 2007 (the “November 7 Form 8-K”) reporting its entry into the Securities Purchase Agreement. The first closing (the “First Closing”) under the Securities Purchase Agreement occurred on November 13, 2007.

At the First Closing, the Company delivered the B Notes and $6 million aggregate principal amount of the C Notes and entered into an Investor Rights Agreement (the “Investor Rights Agreement”), a copy of which is attached hereto as Exhibit 10.1, pursuant to which the Purchaser will be entitled to certain financial information on an ongoing basis, access to Company books and records, assurances of Company management continuity, limitations on the use of financing proceeds to certain joint venture hospitals and other prescribed purposes, maintenance of Company insurance policies, assurances as to certain terms of any new joint ventures entered into by the Company in connection with the joint venture hospitals, cross defaults with certain other Company debt, various limitations on future issuances of equity securities by the Company during the first year following the initial closing, a right of first refusal as to 20% of certain future equity securities issuances, consolidated leverage ratio and consolidated interest coverage ratio financial covenants and other covenants and conditions.

 Also at the First Closing, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”), a copy of which is attached hereto as Exhibit 10.2, pursuant to which the Company agreed to file a shelf registration statement within 30 days and certain other registration statements upon demand by certain holders of the shares of common stock issued (or to be issued) in accordance with the Securities Purchase Agreement with the Securities and Exchange Commission to register for resale such shares.

The foregoing descriptions of the Securities Purchase Agreement, Investor Rights Agreement and Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to (i) the copy of the Securities Purchase Agreement attached as Exhibit 10.1 to the November 7 Form 8-K, and (ii) the copies of the Investor Rights Agreement and Registration Rights Agreement attached hereto as Exhibits 10.1 and 10.2, respectively, each of which is incorporated herein by reference.  The forms of the B Note and the C Note are attached hereto as Exhibits 10.3 and 10.4, respectively, each of which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. See Exhibit Index attached hereto.
.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 19, 2007

CHINDEX INTERNATIONAL, INC.

By:	/s/ Lawrence Pemble
Name: Lawrence Pemble
Title: Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
10.1	Investor Rights Agreement entered into on November 13, 2007 between the Company and Magenta Magic Limited.
10.2	Registration Rights Agreement entered into on November 13, 2007 between the Company and Magenta Magic Limited.
10.3	Form of Tranche B Convertible Note due 2017
10.4	Form of Tranche C Convertible Note due 2017